Tax Status	12 Months Ended
Dec. 31, 2025
EBP020 [Member]
Tax Status [Line Items]
Tax Status [Text Block]	TAX STATUS
On September 6, 2016 and October 21, 2016, the Internal Revenue Service made a favorable determination that The GMG Plan and GHC Divisions Plan, respectively, as then designed, were qualified under IRC Section 401(a). Such predecessor plans’ determination letters did not involve a review of the effect on the Plan of certain amendments subsequently adopted. Plan management engaged the Plan’s ERISA counsel to examine the plan document and amendments, and ERISA counsel concluded that none of the amendments had an adverse effect on the tax-qualified status of the Plan under Section 401(a), including the 2016 and 2024 restatements.
The Master Trust, created in 2021 has not filed for a favorable determination since the Internal Revenue Service no longer supports determination letter filings. The Master Trust is designed to be tax-exempt under IRC Section 501(a).
The Plan Administrator and the Plan’s ERISA counsel believe that the Plan and Master Trust are designed and operated in compliance with the applicable requirements of the Internal Revenue Code.
GAAP requires plan management to evaluate tax positions taken by the plan and recognize a tax liability (or asset) if the plan has taken an uncertain position that more likely than not would not be sustained upon examination by federal, state and/or local taxing authorities. The plan administrator has analyzed the tax positions by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan administrator believes it is no longer subject to income tax examinations for the years prior to 2021.